NUVEEN TOTAL RETURN BOND FUND

SUPPLEMENT DATED MARCH 12, 2012

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2011

On May 15, 2012, the fund will make the following changes.

1.	The fund’s name will change from “Nuveen Total Return Bond Fund” to “Nuveen Strategic Income Fund.”

2.	The two sentences in the section “Investment Objective” will be deleted in their entirety and replaced with the following sentence:

The investment objective of the fund is to provide investors with total return.

3.	The table entitled “Example” in the section “Fees and Expenses of the Fund” will be deleted in its entirety and replaced with the following table:

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond October 31, 2013. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	B	C	R3	I	A	B	C	R3	I
1 Year	$509	$664	$164	$113	$62	$509	$164	$164	$113	$62
3 Years	$693	$813	$513	$358	$201	$693	$513	$513	$358	$201
5 Years	$893	$988	$888	$623	$353	$893	$888	$888	$623	$353
10 Years	$1,471	$1,740	$1,940	$1,382	$794	$1,471	$1,740	$1,940	$1,382	$794

4.	The language before the bullet points in the first sentence of the first paragraph of the section “Principal Investment Strategies” will be deleted in its entirety and replaced with the following language:

Under normal market conditions, the fund invests at least 80% of its net assets in debt securities, including:

5.	The second paragraph of the section “Principal Investment Strategies” will be deleted in its entirety and replaced with the following two paragraphs:

The fund may invest up to 30% of its total assets in non-dollar denominated debt obligations of foreign corporations and governments, including debt obligations issued by governmental and corporate issuers that are located in emerging market countries. (The fund may invest without limitation in U.S. dollar denominated securities of foreign issuers.)

The fund may invest up to 50% of its total assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the fund’s sub-adviser (securities commonly referred to as “high yield” or “junk bonds”). The fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality. Unrated securities will not exceed 25% of the fund’s total assets.

6.	The fourth paragraph of the section “Principal Investment Strategies” will be deleted in its entirety.

Important Notice Regarding Change in Investment Objective

and Investment Policy

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-FTRBS-0312P